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                                                                   Exhibit 10.29


                ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -------------------------------------------------


         ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of March 25, 1998, by and among CONGRESS FINANCIAL CORPORATION, a California corporation ("Lender"), HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("HDPI"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), THE COMPANY STORE, INC., a Wisconsin corporation ("TCS"), TWEEDS, INC., a Delaware corporation ("Tweeds"), LWI HOLDINGS, INC., a Delaware corporation ("LWI"), AEGIS CATALOG CORPORATION, a Delaware corporation ("Aegis"), HANOVER DIRECT VIRGINIA INC., a Delaware corporation ("HDV"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), and THE AUSTAD COMPANY, a South Dakota corporation ("Austad"; and together with HDPI, Brawn, GBM, Gump's, TCS, Tweeds, LWI, Aegis, HDV and Hanover Realty, each, individually, a "Borrower" and, collectively, "Borrowers") and HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), AEGIS RETAIL CORPORATION, a Delaware corporation, AEGIS SAFETY HOLDINGS, INC., a Delaware corporation, AEGIS VENTURES, INC., a Delaware corporation, AMERICAN DOWN & TEXTILE COMPANY, a Wisconsin corporation, BRAWN WHOLESALE CORP., a California corporation, THE COMPANY FACTORY, INC., a Wisconsin corporation, THE COMPANY OFFICE, INC., a Wisconsin corporation, COMPANY STORE HOLDINGS, INC., a Delaware corporation, D.M. ADVERTISING, INC., a New Jersey corporation, GUMP'S CATALOG, INC., a Delaware corporation, GUMP'S HOLDINGS, INC., a Delaware corporation, HANOVER CASUALS, INC., a Delaware corporation, HANOVER CATALOG HOLDINGS, INC., a Delaware corporation, HANOVER FINANCE CORPORATION, a Delaware corporation, HANOVER LIST MANAGEMENT INC., a New Jersey corporation, HANOVER VENTURES, INC., a Delaware corporation, LWI RETAIL, INC., an Ohio corporation, SCANDIA DOWN CORPORATION, a Delaware corporation, TWEEDS OF VERMONT, INC., a Delaware corporation, YORK FULFILLMENT COMPANY, INC., a Pennsylvania corporation, and AUSTAD HOLDINGS, INC., a Delaware corporation (each, individually, a "Guarantor" and, collectively, "Guarantors").


                              W I T N E S S E T H:


         WHEREAS, Borrowers, Guarantors and Lender entered into the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996 (the "Second Amendment to Loan Agreement"), the Third Amendment to Loan and Security Agreement, dated May 24, 1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of


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December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, and the Tenth Amendment to Loan and Security Agreement, dated as of October 31, 1997 (the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers; and

         WHEREAS, Borrowers and Guarantors have requested that Lender (a) make an additional term loan to HDPI, consolidate the principal amount of that term loan with the outstanding principal balance of the existing HDPI Term Loan, and agree to amend and restate the terms of the HDPI Term Loan as so consolidated,
(b) make an additional term loan to Hanover Realty, consolidate the principal amount of that term loan with the outstanding principal balance of the existing Hanover Realty Term Loan, and agree to amend and restate the terms of the Hanover Realty Term Loan as so consolidated, (c) make available Eurodollar Rate Loans (as hereinafter defined) to Borrowers, (d) modify the Interest Rate applicable to loans, other than Eurodollar Rate Loans, (e) reduce the amount of the monthly servicing fee, the annual facility fee and the Letter of Credit Accommodation fee payable to Lender, (f) make certain revisions to the Inventory Loan Formulas, (g) make available Revolving Accounts Loans to Revolving Loan Borrowers in respect of Eligible Installment Receivables (as hereinafter defined), and (h) extend the Renewal Date to January 31, 2001; and

         WHEREAS, the parties to the Loan Agreement desire to enter into this Eleventh Amendment to Loan and Security Agreement (this "Amendment") to evidence and effectuate such amendments and agreements, to the extent and subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


       1.     Definitions.
              ------------

              (a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                 (i) "Additional Hanover Realty Term Advance" shall have the meaning set forth in Section 3 hereof.

                 (ii) "Additional HDPI Term Advance" shall have the meaning set forth in Section 2 hereof.


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                 (iii) "Additional Term Advance Closing Date" shall mean the date of funding of the Additional Term Advances.

                  (iv) "Additional Term Advances" shall mean the Additional HDPI Term Advance and the Additional Hanover Realty Term Advance.


                 (v) "Adjusted Eurodollar Rate" shall mean, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) determined by dividing (A) the Eurodollar Rate for such Interest Period by (B) the percentage equal to: (1) one minus (2) the Reserve Percentage. For purposes hereof, "Reserve Percentage" shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of the Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans. The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.


                 (vi) "Deferred Billing Loan Formula" shall have the meaning given in Section 2.1(a)(i) of the Loan Agreement as amended hereby.

                  (vii) "Eligible Installment Receivables" shall mean MasterCard/VISA Receivables of Installment Plan Borrowers arising from sales of merchandise offered for sale under an Installment Billing Program, and which MasterCard/VISA Receivables are and continue to be acceptable to Lender based on the criteria set forth below. In general, a MasterCard/VISA Receivable shall be an Eligible Installment Receivable if:

                    (A) such MasterCard/VISA Receivable arises from the actual and bona fide sale and delivery to a customer by an Installment Billing Borrower in the ordinary course of business, which sale is completed in accordance with an Installment Billing Program and pursuant to the terms and provisions contained in any agreements between the Installment Billing Borrower and its customer related thereto;

                    (B) the credit card transaction and sales records evidencing such MasterCard/VISA Receivable are submitted to Litle by the Installment Billing Borrower and/or Hanover in its capacity as its agent in accordance with the Installment Billing Agreement as in effect on the date hereof and the other Litle Agreements;


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                    (C) with respect to each such MasterCard/VISA Receivable
arising under an Installment Billing Program of an Installment Billing Borrower, other than GBM, Austad or Brawn:

                          (1) Litle remits to the Blocked Account specified by
Lender, on or within three (3) business days after the date of the sale giving rise to such sale or one (1) business day after the date of submission thereof to Litle, whichever is earlier, an amount equal to the down payment payable in respect of such sale, which down payment shall be in an amount equal to at least
(x) twenty-five percent (25%) of the catalog purchase price of the merchandise so sold, plus (y) all sales, excise or similar taxes and all charges for shipping and handling with respect to the merchandise so sold, and

                          (2) Litle remits to the Blocked Account specified by
Lender, an amount equal to the unpaid balance of the catalog purchase price of the merchandise so sold (the "Installment Balance") in three (3) consecutive monthly installments; provided, that, each such installment is in an amount not less than thirty-three and one-third percent (33 1/3%) of such unpaid balance and such installments are remitted by Litle no later than three (3) business days following, respectively, the thirtieth (30th), sixtieth (60th) and ninetieth (90th) days after the date of the sale giving rise to such MasterCard/VISA Receivable or one (1) business day after the respective date of submission thereof to Litle, whichever is earlier;

                   (D) with respect to each such MasterCard/VISA Receivable arising under an Installment Billing Program of GBM or Austad:

                          (1) Litle remits to the Blocked Account specified by
Lender, on or within three (3) business days after the date of the sale giving rise to such sale an amount equal to the down payment in respect of such sale or one (1) business day after the date of submission thereof to Litle, whichever is earlier, which down payment shall be in an amount equal to at least (x) twenty percent (20%) of the catalog purchase price of the merchandise so sold, plus (y) all sales, excise or similar taxes and all charges for shipping and handling with respect to the merchandise so sold, and

                          (2) Litle remits to the Blocked Account specified by
Lender an amount equal to the unpaid balance of the catalog purchase price of the merchandise so sold in four (4) consecutive monthly installments; provided, that, each such installment payment is in an amount not less than twenty-five percent (25%) of such unpaid balance and such installments are remitted by Litle to such Blocked Account no later than three (3) business days following, respectively, the thirtieth (30th),

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sixtieth (60th), ninetieth (90th), and one hundred twentieth (120th) days after the date of the sale giving rise to such MasterCard/VISA Receivable or one (1) business day after the respective date of submission thereof to Litle, whichever is earlier;

                   (E) with respect to each such MasterCard/VISA Receivable arising under an Installment Billing Program of Brawn:

                          (1) Litle remits to the Blocked Account specified by
Lender, on or within three (3) business days after the date of the sale giving rise to such sale or one (1) business day after the date of submission thereof to Litle, whichever is earlier, an amount equal to the down payment in respect of such sale, which down payment shall be in an amount equal to at least (x) thirty-three and one-third percent (33 1/3%) of the catalog purchase price of the merchandise so sold, plus (y) all sales, excise or similar taxes and all charges for shipping and handling with respect to the merchandise so sold, and

                          (2) Litle remits to the Blocked Account specified by
Lender an amount equal to the unpaid balance of the catalog purchase price of the merchandise so sold in two (2) consecutive monthly installments; provided, that, each such installment payment is in an amount not less than fifty percent (50%) of such unpaid balance and such installments are remitted by Litle to such Blocked Account no later than three (3) business days following, respectively, the thirtieth (30th) and sixtieth (60th) days after the date of the sale giving rise to such MasterCard/VISA Receivable or one (1) business day after the respective date of submission thereof to Litle, whichever is earlier;

                   (F) Litle has not failed, for any reason, to authorize, accept or purchase any part of the customer's obligations in respect of the sale, or to remit to the Blocked Account specified by Lender, the down payment or any installment payment (or amounts equal thereto) when required hereunder with respect to such MasterCard/VISA Receivable, as provided in clauses (C)(1),
(C)(2), (D)(1), (D)(2), (E)(1) or (E)(2) above, as applicable;

                   (G) such MasterCard/VISA Receivable complies with the applicable terms and conditions contained in Section 6.12A of the Loan Agreement as amended hereby;

                   (H) Litle has not asserted a counterclaim, defense or dispute, and does not have any right of setoff against any MasterCard/VISA Receivables, other than in respect of chargebacks for returns and customer disputes in the ordinary course of business in accordance with the terms of the Litle Agreements;

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                   (I) there are no facts, events or occurrences which would
impair the validity, enforceability or collectability of any MasterCard/VISA Receivables or reduce the amount payable or delay payment by Litle or the purchase thereof;

                   (J) such MasterCard/VISA Receivable, until purchased and paid for in full by Litle, is subject to the first priority, valid and perfected security interest of Lender and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in the Loan Agreement;

                   (K) Lender shall have received, in form and substance reasonably satisfactory to Lender, a Third Party Credit Card Acknowledgment and a copy of the Installment Billing Agreement, upon which Lender is expressly permitted to rely, each duly authorized, executed and delivered by Litle, and no cancellation, termination, or default by Litle or Hanover or any Revolving Loan Borrower, or any suspension of Hanover or any Revolving Loan Borrower, or any institution of or increase in reserves or designation of special member status, shall have occurred under the Litle Agreements;

                   (L) neither Litle nor any officer or employee of Litle nor the customer with respect to such MasterCard/VISA Receivable is an officer, employee or agent of or affiliated with a member of the Affiliated Borrower Group directly or indirectly by virtue of family membership, ownership, control, management or otherwise; and

                   (M) there are no proceedings or actions which are threatened or pending against Litle which might result in any material adverse change in the financial condition of Litle or impair its ability to purchase and pay for any MasterCard/VISA Receivables.

General criteria for Eligible Installment Billing Receivables may be established and revised from time to time by Lender in good faith. Any MasterCard/VISA Receivables or other Accounts of Borrowers which are not Eligible Installment Billing Receivables shall nevertheless be part of the Collateral.

                 (viii) "Eurodollar Rate" shall mean with respect to the Interest Period for a Eurodollar Rate Loan to a Borrower, the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-sixteenth (1/16) of one (1%) percent) at which the Reference Bank is offered deposits of United States dollars in the London interbank market (or other Eurodollar Rate market selected by or on behalf of such Borrower and approved by Lender) on or about 9:00 a.m. (New York time) two (2) Banking Days prior to the commencement of such Interest Period in amounts substantially equal to the principal amount of the Eurodollar

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Rate Loans requested by and available to such Borrower in accordance with the
Loan Agreement as amended hereby, with a maturity of comparable duration to the Interest Period selected by such Borrower.

                 (ix) "Eurodollar Rate Loans" shall mean, individually and collectively, Eurodollar Rate Revolving Loans and Eurodollar Rate Term Loans.

                 (x) "Eurodollar Rate Revolving Loans" shall mean any Revolving Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the Loan Agreement as amended hereby.

                 (xi) "Eurodollar Rate Term Loans" shall mean any Term Loans or portion thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with Loan Agreement as amended hereby.

                 (xii) "Installment Billing Agreement" shall mean the letter agreement, dated on or about the date hereof, by and among Litle, Hanover and Lender with respect to Installment Billing Programs of Borrowers, as the same now exists or may hereafter be amended, modified, supplemented, extended, restated, renewed or replaced.

                 (xiii) "Installment Billing Borrowers" shall mean, individually and collectively, each Revolving Loan Borrower who sells goods under an Installment Billing Program.

                 (xiv) "Installment Billing Loan Formula" shall have the meaning given in Section 2.1(a)(ii) of the Loan Agreement as amended hereby.

                 (xv) "Installment Billing Program" shall mean an installment billing program from time to time made available by a Revolving Loan Borrower to its mail order customers who wish to purchase merchandise from such Revolving Loan Borrower offered for sale in its mail order catalogs pursuant to which each of the following conditions are satisfied:

                   (A) such Revolving Loan Borrower, or Hanover as agent for such Revolving Loan Borrower, verifies with the applicable Third Party Credit Card Issuer or its agent that (1) upon the placement of an order by such customer, such customer's bank credit card is valid, and that such customer has sufficient credit available at such time to be charged the amount of the applicable down payment as provided in subclause (B)(1), (C)(1) or (D)(1) below and (2) on or before the respective installment payment date as provided in subclause (B)(2), (C)(2) or (D)(2) below, that such customer has sufficient credit available at such times to be charged the respective installment amount as provided in those subclauses;

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                   (B) after such verification, in the case of the purchase of merchandise from such Revolving Loan Borrower, other than GBM, Austad or Brawn, such Revolving Loan Borrower submits authorized charges on such customer's credit card to Litle in the following amounts on the following dates:

                   (1) a down payment on the date of sale in the amount equal to at least (x) twenty-five percent (25%) of the catalog purchase price of such merchandise, plus (y) all sales, excise or similar taxes and all charges for shipping and handling with respect to the merchandise so sold, and

                          (2) the unpaid balance of the catalog purchase price
with respect to such merchandise so sold in three (3) consecutive monthly charges, each such charge to be in an amount equal to not less than thirty-three and one-third percent (33 1/3%) of such unpaid balance, which charges shall be submitted on or before, respectively, thirty (30) days, sixty (60) days and ninety (90) days from the date of the sale;

                   (C) after such verification, in the case of the purchase of merchandise from GBM or Austad, GBM or Austad submits authorized charges arising from the respective purchase of its merchandise on such customer's credit card to Litle in the following amounts on the following dates:

                          (1) a down payment on the date of sale in an amount
equal to at least (x) twenty percent (20%) of the catalog purchase price of such merchandise, plus (y) all sales, excise or similar taxes and all charges for shipping and handling with respect to the merchandise so sold, and

                          (2) the unpaid balance of the catalog purchase price
with respect to such merchandise in four (4) consecutive monthly charges, each such charge to be in an amount equal to not less than twenty-five percent (25%) of such unpaid balance, which charges shall be submitted on or before, respectively, thirty (30) days, sixty (60) days, ninety (90) days and one hundred twenty (120) days from the date of the sale;

                   (D) after such verification, in the case of the purchase of merchandise from Brawn, Brawn submits authorized charges on such customer's credit card to Litle in the following amounts on the following dates:

                          (1) a down payment on the date of sale in an amount
equal to at least (x) thirty-three and one-third percent (33 1/3%) of the catalog purchase price of such merchandise, plus (y) all sales, excise or similar taxes and all charges for shipping and handling with respect to the merchandise so sold, and


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                          (2) the unpaid balance of the catalog purchase price
with respect to such merchandise in two (2) consecutive monthly charges, each such charge to be in an amount equal to not less than fifty percent (50%) of such unpaid balance, which charges shall be submitted on or before, respectively, thirty (30) days and sixty (60) days from the date of the sale;

                   (E) after such verification and prior to submission of the charge for the down payment, such Revolving Loan Borrower ships the Inventory purchased by such customer, together with an invoice dated the sale date;

                   (F) such Revolving Loan Borrower completes the credit card transaction and sales records for such sale in accordance with the Litle Agreements,

                   (G) Litle accepts the sales and charges for purchase on the dates and in the amounts set forth in clauses (B), (C) and (D) above, as applicable; and

                   (H) Litle remits amounts equal to the down payment and each such installment payment to the Blocked Accounts in the amounts and on or within three (3) business days after the respective dates set forth in clauses (B), (C) or (D) above giving rise to such sales or one (1) business day after the respective dates of submission thereof to Litle, whichever is earlier, as applicable.

                 (xvi) "Interest Period" shall mean, for any Eurodollar Rate Loan, a period of approximately one (1), two (2), or three (3) months duration as a Borrower or Hanover on behalf of a Borrower may elect, the exact duration to be determined in accordance with the customary practice in the applicable Eurodollar Rate market; provided, that, no Borrower or Hanover on behalf of a Borrower may elect an Interest Period that will end after the last day of the then-current term of this Agreement.

                 (xvii) "Net Amount of Eligible Installment Billing Receivables" shall mean the gross amount of Eligible Installment Billing Receivables, less
(A) discounts and fees payable by Installment Billing Borrowers to Litle or claimed by Litle with respect thereto, and (B) to the extent not included under clause (A) any prepayments, holdbacks, chargeback deposits, chargeback reserves, refund reserves, processing fees and other reserves, claims, credits (including credits for returned goods), allowances or other charges payable to or claimed by Litle.

                 (xviii) "Original Hanover Realty Term Note" shall mean the Term Promissory Note, dated November 14, 1995, made by Hanover Realty payable to the order of Lender in the original principal amount of $6,000,000, as in effect immediately prior to

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the execution and delivery of the Restated Hanover Realty Term Note.

                 (xix) "Original HDPI Term Note" shall mean the Term Promissory Note, dated November 14, 1995, made by HDPI payable to the order of Lender in the original principal amount of $4,000,000, as in effect immediately prior to the execution and delivery of the Restated HDPI Term Note.

                 (xx) "Prime Rate Loans" shall mean, individually and collectively, the Prime Rate Revolving Loans and the Prime Rate Term Loans.

                 (xxi) "Prime Rate Revolving Loans" shall mean any Revolving Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the Loan Agreement as amended hereby.

                 (xxii) "Prime Rate Term Loans" shall mean any Term Loans or portion thereof on which interest is payable based on the Prime Rate in accordance with the Loan Agreement as amended hereby.

                 (xxiii) "Reference Bank" shall mean CoreStates Bank, N.A., or such other bank as Lender may from time to time designate.

                 (xxiv) "Restated Hanover Realty Term Note" shall mean the Amended and Restated Term Promissory Note, in the form of Exhibit B annexed hereto, appropriately completed, to be dated as of the Additional Term Advance Closing Date, to be made by Hanover Realty payable to the order of Lender in the original principal amount equal to (A) $8,800,000, minus (B) the product of $73,333 multiplied by the number of calendar months between March 1, 1998 and the first day of the month in which the Additional Term Advance Closing Date occurs, as such note exists on the date it is executed and delivered or may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                 (xxv) "Restated HDPI Term Note" shall mean the Amended and Restated Term Promissory Note, in the form of Exhibit A annexed hereto, appropriately completed, to be dated as of the Additional Term Advance Closing Date, made by HDPI payable to the order of Lender in the original principal amount equal to (A) $3,500,000, minus (B) the product of $29,167 multiplied by the number of calendar months between March 1, 1998 and the first day of the month in which the Additional Term Advance Closing Date occurs, as such note exists on the date it is executed and delivered or may thereafter be amended, modified, supplemented, extended, renewed, restated or replaced.


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                   (b) Amendments to Definitions.

                        (i) Accounts Loan Formula. Section 1.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "1.4   "Accounts Loan Formula" shall mean,
                  collectively, the Deferred Billing Loan Formula and the Installment Billing Loan Formula."

                        (ii) Banking Day. All references to the term "Banking Day" herein and in the Loan Agreement and the other Financing Agreements shall be deemed and each such reference is hereby amended to mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York or the Commonwealth of Pennsylvania, and a day on which the Reference Bank and Lender are open for the transaction of business, except that if a determination of a Banking Day shall relate to any Eurodollar Rate Loans, the term Banking Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

                        (iii) Eligible Deferred Billing Receivables. Section
1.33 of the Loan Agreement is hereby amended by inserting between the word "Litle" and the word "with" appearing in the second line of clause (j) the following: "nor the customer".

                        (iv) Eligible Inventory. Section 1.34 of the Loan Agreement is hereby amended by inserting between the word "materials" and the comma appearing at the end of clause (a) in the third line of the fourth sentence of that Section the following: "other than raw materials of TCS determined by Lender to be TCS Eligible Inventory".

                        (v) HDPI Term Loan. Upon and after the Additional Term Advance Closing Date, all references to the term "HDPI Term Loan" herein and in the Loan Agreement and the other Financing Agreements shall be deemed amended to mean the outstanding Obligations owed to Lender by HDPI evidenced by the Restated HDPI Term Note.

                        (vi) Hanover Realty Term Loan. Upon and after the Additional Term Advance Closing Date, all references to the term "Hanover Realty Term Loan" herein and in the Loan Agreement and the other Financing Agreements shall be deemed amended to mean the outstanding Obligations owed to Lender by Hanover Realty evidenced by the Restated Hanover Realty Term Note.

                        (vii) Interest Rate. With respect to interest accruing on or after April 1, 1998, all references to the term "Interest Rate" herein and in the Loan Agreement and the other

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Financing Agreements shall be deemed and each such reference is hereby amended to mean (A) as to Prime Rate Revolving Loans, a rate of one-half of one percent (.5%) per annum in excess of the Prime Rate, (B) as to Prime Rate Term Loans, a rate of three-quarters of one percent (.75%) per annum in excess of the Prime Rate, (C) as to Eurodollar Rate Revolving Loans, a rate of two and one-half percent (2.5%) per annum in excess of the Adjusted Eurodollar Rate, and (D) as to Eurodollar Rate Term Loans, a rate of two and three-quarters percent (2.75%) per annum in excess of the Adjusted Eurodollar Rate (in each case under clauses
(C) or (D), based on the Eurodollar Rate applicable for the Interest Period selected by or on behalf of the applicable Borrower as in effect three (3) Banking Days prior to the commencement of such Interest Period for such Eurodollar Rate Loans in accordance with the terms of the Loan Agreement as amended hereby, whether such rate is higher or lower than any rate previously quoted to or for such Borrower); provided, that, the Interest Rate, as to Prime Rate Loans and Eurodollar Rate Loans, shall mean the rate two percent (2%) per annum more than the otherwise applicable variable Interest Rate provided under clause (A), (B), (C) or (D) above (as applicable), at Lender's option, without notice, for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing, or after termination or non-renewal of the Loan Agreement and the other Financing Agreements. If the aggregate amount of Revolving Loans and Letter of Credit Accommodations to one or more Revolving Loan Borrowers exceeds the amounts determined by Lender to be available pursuant to the Revolving Loan Formulas, net of reserves and subject to the applicable lending sublimits as to each Revolving Loan Borrower, and subject to the Revolving Loan Limit as to all Revolving Loan Borrowers considered together, the Interest Rate, as to Prime Rate Revolving Loans and Eurodollar Rate Revolving Loans, shall mean the rate two percent (2%) per annum more than the otherwise applicable Interest Rate provided under clause (A) or (C) above (as applicable) as to the amount of any such excess(es) (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default); provided, that, if such excess(es) arise solely by reason of the exercise of Lender's discretion under the Loan Agreement to reduce the Revolving Loan Formulas in the absence of an Event of Default that is continuing, the Interest Rate, shall not be so increased as to the amount of any such excess(es) for a period of five (5) days after Lender notifies the affected Revolving Loan Borrowers of such discretionary reduction in the Revolving Loan Formulas and, at and after the expiration of such period of five (5) days, the Interest Rate, may be so increased by Lender as to the amount of any such excess(es) then remaining.

                        (viii) Litle Agreements. Section 1.78 of the Loan Agreement is hereby amended by redesignating clause (c) as clause (d), and inserting between the comma and the redesignated clause

(d) appearing in the third line of that Section a new clause (c) as follows:
"(c) the Installment Billing Agreement,".

                        (ix) MasterCard/VISA Receivables.

                        (x) MasterCard/VISA Receivables. Section 1.82 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "1.82 "MasterCard/VISA Receivables" shall mean Third
            Party Credit Card Receivables that arise solely from goods sold by Revolving Loan Borrowers or Guarantors to customers who have purchased goods using a valid MasterCard or VISA bank-issued credit card, which will be processed, purchased and paid for by Litle, and, in the case of such receivables arising under a Deferred Billing Program or an Installment Billing Program, which will be processed, purchased and paid for by Litle pursuant to the applicable Deferred Billing Program or Installment Billing Program that gives rise to such receivables."

                        (xi) Maximum Credit. Upon and after the Additional Term Advance Closing Date, Section 1.83 of the Loan Agreement shall be deemed deleted and replaced in its entirety with the following:

                        "1.83 "Maximum Credit" shall mean the aggregate
            principal amount of Seventy-Five Million Dollars ($75,000,000), less payments and pre-payments made after the Additional Term Advance Closing Date in respect of the Term Loans."

                        (xii) Mortgages. Upon and after the Additional Term Advance Closing Date, Section 1.86 of the Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                        "1.86 "Mortgages" shall mean, individually and
            collectively, each of the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the Open-End Fee and Leasehold Mortgage and Security Agreement, dated as of November 14, 1995, by HDPI in favor of Lender with respect to the Real Property and related assets of HDPI located in Hanover, Pennsylvania, as amended by the Mortgage Modification Agreement, dated as of the Additional Term Advance Closing Date, between Lender and HDPI, and (b) the Deed of Trust, Assignment and Security Agreement, dated as of November 14, 1995, by Hanover Realty in favor of Lender with respect to the Real Property and related assets of Hanover Realty in Roanoke, Virginia, as amended by Amendment No. 1 to Deed of Trust, Assignment and Security Agreement, dated as of the Additional Term Advance Closing Date, between Lender and Hanover Realty."



                        (xiii) Real Property. Section 4.1(vi) of the Loan Agreement shall be deemed deleted and the following substituted therefor "(vi) [Intentionally Deleted]; and". Section 4.1(iv) of the Loan Agreement shall remain in full force and effect.

                        (xiv) Revolving Loan Limit. Upon and after the Additional Term Advance Closing Date, Section 1.119 of the Loan Agreement shall be deemed deleted and replaced in its entirety with the following:

                        "1.119 "Revolving Loan Limit" shall mean, at any time
            the amount equal to (A) Seventy-Five Million ($75,000,000) Dollars minus (B) the sum of (i) the amount of outstanding Letter of Credit Accommodations at such time, (ii) the original principal amount of the Restated HDPI Term Note, and (iii) the original principal amount of the Restated Hanover Realty Term Note."

                        (xv) Term Loans. Upon and after the Additional Term Advance Closing Date, all references to the "Term Loans" herein and in the Loan Agreement and the other Financing Agreements shall be deemed amended to mean, individually and collectively, the Obligations evidenced by the Restated HDPI Term Note and the Restated Hanover Realty Term Note.

                        (xvi) TCS Eligible Inventory. Section 1.130 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                        "1.130 "TCS Eligible Inventory" shall mean: (A) all
            Inventory of TCS in the merchandise categories of comforters, blankets, sheets, towels, curtains, pillows, featherbeds, decorative home products, loungewear and outer garments offered for sale by TCS in its "The Company Store" catalog, or such other catalog created by TCS covering substantially similar merchandise which TCS has requested Lender to include in this Inventory category, and (B) raw materials of TCS used for the manufacture by TCS of finished goods described in the foregoing clause (A) that are deemed acceptable by Lender for lending purposes, but excluding work-in-process and packaging and shipping materials."

            (c) Interpretation. For purposes of this Amendment, unless otherwise defined herein, all capitalized terms used herein, shall have the respective meanings ascribed to them in the Loan Agreement.


      2. Additional HDPI Term Advance.

         (a) On the date upon which all of the conditions precedent set forth in
Section 20 hereof are fully satisfied, subject to the terms and conditions contained herein, Lender agrees to make an additional term loan to HDPI in the amount equal to (x) $433,352, minus (y) the product of $29,167 multiplied by the number of calendar months between March 1, 1998 and the first day of the month in which such loan is made (the "Additional HDPI Term Advance"), which loan (i) shall be consolidated with the unpaid balance of the Obligations evidenced by the Original HDPI Term Note, and (ii) as so consolidated, shall be evidenced by and be payable pursuant to the terms of the Restated HDPI Term Note, the Loan Agreement and the other Financing Agreements, and shall be secured by all of the Collateral.

         (b) Neither the consolidation of the Obligations evidenced by the Original HDPI Term Note with the Additional HDPI Term Advance, nor the amendment and restatement of the Original HDPI Term Note pursuant to the Restated HDPI Term Note shall, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Original HDPI Term Note or other Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.


      3. Additional Hanover Realty Term Advance.

         (a) On the date upon which all of the conditions precedent set forth in
Section 20 hereof are fully satisfied, subject to the terms and conditions contained herein, Lender agrees to make an additional term loan to Hanover Realty in the amount equal to (x) $4,200,000, minus (y) the product of $73,333 multiplied by the number of calendar months between March 1, 1998 and the first day of the month in which such loan is made (the "Additional Hanover Realty Term Advance"), which (i) shall be consolidated with the unpaid balance of the Obligations evidenced by the Original Hanover Realty Term Note, and (ii) as so consolidated, shall be evidenced by and payable pursuant to the terms of the Restated Hanover Realty Term Note, the Loan Agreement and the other Financing Agreements, and shall be secured by all of the Collateral.

         (b) Neither the consolidation of the Obligations evidenced by the Original Hanover Realty Term Note with the

Additional Hanover Realty Term Advance, nor the amendment and restatement of the Original Hanover Realty Term Note pursuant to the Restated Hanover Realty Term Note shall, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the Obligations evidenced by or arising under the Original Hanover Realty Term Note or other Financing Agreements, and the liens and security interests securing such Obligations shall not in any manner be impaired, limited, terminated, waived or released.

         (c) Hanover Realty hereby irrevocably authorizes and directs Lender, upon the Additional Term Advance Closing Date, to disburse the proceeds of the Additional Hanover Realty Term Advance to the respective Revolving Loan Borrowers in the respective amounts set forth on Exhibit C attached hereto to repay or to partially repay the outstanding amounts of intercompany loans owed by Hanover Realty to such Revolving Loan Borrowers in the amounts set forth on Exhibit C (each such disbursement, an "Intercompany Loan Repayment Amount"). Each such Revolving Loan Borrower shall, in turn, treat such disbursements by Lender of such Intercompany Loan Repayment Amounts as a payment or partial payment of the outstanding amount of intercompany loans owed by Hanover Realty to each such Revolving Loan Borrower. Each such Revolving Loan Borrower hereby irrevocable authorizes and directs Lender to then apply each such Intercompany Loan Repayment Amount to the respective Revolving Loan account of each such Revolving Loan Borrower for application to the then outstanding Obligations of each such Revolving Loan Borrower to Lender in respect of Revolving Loans.


      4. Acknowledgment by Guarantors. Guarantors hereby acknowledge, confirm and agree, and Borrowers, in their capacities as guarantors with respect to the other Borrowers, hereby acknowledge, confirm and agree that their Guarantees guaranteeing the payment and performance of all Obligations of Borrowers (or the other Borrowers, as the case may be) are in full force and effect as of the date hereof, and, without the need for any further acknowledgment or any consent by Guarantors or Borrowers, upon and after the Additional Term Advance Closing Date, the "Obligations" (as such term is defined in the Guarantees) shall, without limitation, automatically extend to and cover, without limitation, the HDPI Term Loan (other than in the Guarantees delivered by HDPI itself) and the Hanover Realty Term Loan (other than in the Guarantees delivered by Hanover Realty itself), as the balances thereof are consolidated with the Additional Term Advances made to HDPI and Hanover Realty, and, as so consolidated, as the terms thereof are amended and restated pursuant to this Amendment and instruments hereunder.

         5. Amendments to Revolving Accounts Loans. Section 2.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) Revolving Accounts Loans. Subject to and upon the terms and conditions contained herein and in the other Financing Agreements, Lender shall, from time to time, make Revolving Loans as follows:

                           (i) to each of the Deferred Billing Borrowers, at its
                  request, Revolving Loans of up to seventy percent (70%) of its respective Net Amounts of Eligible Deferred Billing Receivables, or such greater or lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Deferred Billing Loan Formula"); provided, however, that no Revolving Loans in respect of Eligible Deferred Billing Receivables shall be made available or be permitted to remain outstanding, unless (A) Lender receives written notification from the applicable Deferred Billing Borrowers of their intention to commence or continue as to new sales one or more Deferred Billing Option Programs, which notice shall describe the program in reasonable detail and be received by Lender not less than thirty (30) days prior to the commencement of each applicable Program Quarter, and (B) with respect to each Program Quarter commencing after the first fiscal quarter of 1996, Lender determines that the Deferred Billing Borrowers meet the Accounts Loan Financial Test with respect to such Program Quarter; and

                           (ii) to each of the Installment Billing Borrowers, at
                  its request, of up to seventy percent (70%) of its respective Net Amounts of Eligible Installment Billing Receivables, or such greater or lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Installment Billing Loan Formula"); provided, however, that no Revolving Loans in respect of Eligible Installment Billing Receivables shall be made available or be permitted to remain outstanding, unless (A) Lender receives written notification from the applicable Installment Billing Borrowers of their intention to commence or continue as to new sales one or more Installment Billing Programs, which notice shall describe the program in reasonable detail and be received by Lender not less than thirty (30) days prior to the commencement of each applicable Program Quarter, and (B) with respect to each Program Quarter commencing after the first fiscal quarter of 1998, Lender determines that the Accounts Loan Financial Test is satisfied with respect to such Program Quarter."

         6. Inventory Loan Formulas. Section 2.1(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(b) Revolving Inventory Loans. Subject to, and upon the terms and conditions contained herein and in the other Financing Agreements, Lender shall, from time to time, make Revolving Inventory Loans: (i) to each Revolving Loan Borrower, other than Gump's, and other than TCS with respect to TCS Eligible Inventory consisting of raw materials, at such Revolving Loan Borrower's request, of up to the lesser of (A) sixty-two percent (62%) of the Value of the Eligible Inventory of such Revolving Loan Borrower or (B) the Net OLV Percentage of the Value of such Eligible Inventory; and (ii) to Gump's, at its request, of up to the lesser of (A) sixty percent (60%) of the Value of Eligible Inventory of Gump's or (B) the Net GOB Percentage of the Value of Eligible Inventory of Gump's; and (iii) to TCS, at its request, of up to the lesser of (A) thirty percent (30%) of the Value of TCS Eligible Inventory consisting of raw materials or (B) the Net OLV Percentage of the Value of such Eligible Inventory; or, in the case of each of clauses (b)(i), (b)(ii), and (b)(iii), such greater or lesser percentages thereof as Lender shall, in its sole discretion, determine from time to time (the "Inventory Loan Formulas"). Without limiting the foregoing, the sixty-two percent (62%) lending formula component referred to in clause (b)(i)(A), the sixty percent (60%) lending formula component referred to in clause (b)(ii)(A), and the thirty percent (30%) lending formula component referred to in clause
         (b)(iii)(A) may be adjusted downward by Lender based upon any adverse change, individually or in the aggregate, in the turnover of Eligible Inventory or deterioration in mix, nature or quality of Eligible Inventory in the respective categories of Eligible Inventory, and any such downward adjustment made for such reason(s) (or on the basis of the lending formula component(s) set forth in clauses (b)(i)(B),
         (b)(ii)(B), or (b)(iii)(B) above) shall not be considered solely discretionary for purposes of the provision contained in the definition of Interest Rate and Section 2.7(c) hereof."


         7. Revolving Accounts Loan. Section 2.2(j) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(j) Without limiting the foregoing lending sublimits, (i) the aggregate amount of Revolving Loans shall not at any one time outstanding exceed the Revolving Loan Limit for all Revolving Loan Borrowers and (ii) the aggregate amount of Revolving Accounts Loans for all Deferred Billing Borrowers and Installment Billing Borrowers shall not at any one time outstanding exceed Ten Million Dollars ($10,000,000).

                  Lender shall have the right, from time to time, to establish and revise Revolving Accounts Loan sublimits for each Deferred Billing Borrower and each Installment Billing Borrower, within the overall Ten Million Dollar ($10,000,000) sublimit applicable to all Revolving Accounts Loans."


         8. Fee for Letter of Credit Accommodations. The reference to "two percent (2%)" contained in Section 2.3(f)(ii) of the Loan Agreement is hereby deleted and replaced with the following: "one and one-half percent (1.5%)", effective with respect to fees provided under such Section accruing on or after April 1, 1998.


         9. Annual Facility Fee. The reference to the amount "One Hundred Eighty-Seven Thousand Five Hundred Dollars ($187,500)" contained in Section 2.7(b) of the Loan Agreement is hereby deleted and replaced with the following amount: "One Hundred Thirty-Seven Thousand Five Hundred Dollars ($137,500)", effective with respect to the facility fees payable under such Section on November 9, 1998 or thereafter.


         10. Servicing Fee. The reference to the amount "Twenty Thousand Dollars ($20,000)" contained in Section 2.7(d) of the Loan Agreement is hereby deleted and replaced with the following: "Ten Thousand Dollars ($10,000)", effective with respect to the fees payable under such Section on April 1, 1998 or thereafter.


         11. Interest. Section 2.8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following, effective with respect to interest accruing on or after April 1, 1998:

            "2.8     Interest.

                  (a) Borrowers shall pay to Lender interest on the outstanding principal amount of the non- contingent Obligations at the Interest Rate. All interest accruing hereunder on and after the date of any Event of Default or termination or non-renewal hereof shall be payable on demand.

                  (b) Borrowers may from time to time request that Prime Rate Loans be converted to Eurodollar Rate loans or that any existing Eurodollar Rate Loans continue for an additional Interest Period. Each such request by or on behalf of Borrowers shall specify the amount of the Prime Rate Loans which will constitute Eurodollar Rate Loans (subject to the limits set forth below) and the Interest Period to be applicable to such

         Eurodollar Rate Loans. Subject to the terms and conditions contained herein, three (3) Banking Days after receipt by Lender of such a request by or on behalf of Borrowers, such Prime Rate Loans shall be converted to Eurodollar Rate Loans or such Eurodollar Rate Loans shall continue, as the case may be; provided, that, (i) no Event of Default or Incipient Default exists or has occurred and is continuing, (ii) no party hereto shall have sent any notice of termination or non-renewal of this Agreement, (iii) Borrowers shall have complied with such customary procedures as are established by Lender and specified by Lender to Borrowers from time to time for requests by or on behalf of Borrowers for Eurodollar Rate Loans, (iv) no more than four (4) Interest Periods may be in effect at any one time, (v) the aggregate amount of the Eurodollar Rate Loans to a given Borrower subject to a given Interest Period must be in an amount not less than $2,000,000 or an integral multiple of $500,000 in excess thereof, (vi) the aggregate amount of the Eurodollar Rate Loans to all Borrowers subject to a given Interest Period must be in an amount not less than $5,000,000, (vii) the maximum amount of the Eurodollar Rate Loans at any time requested by or on behalf of a Borrower shall not exceed seventy-five percent (75%) of the lowest principal amount of the Revolving Loans to such Borrower plus ninety percent (90%) of the Term Loans to such Borrower which it is anticipated will be outstanding during the applicable Interest Period, as determined by Lender (but with no obligation of Lender to make such Revolving Loans or Term Loans), and (viii) Lender shall have determined that the Interest Period or Adjusted Eurodollar Rate is available to Lender through the Reference Bank and can be readily determined as of the date of the request for such Eurodollar Rate Loan by Borrowers. Any request by Borrowers to convert Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Eurodollar Rate Loans shall be irrevocable. Notwithstanding anything to the contrary contained herein, Lender and the Reference Bank shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Lender and the Reference Bank had purchased such deposits to fund the Eurodollar Rate Loans.

                  (c) Any Eurodollar Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Lender has received and approved a request to continue such Eurodollar Rate Loan at least three (3) Banking Days prior to such last day in accordance with the terms hereof. Any Eurodollar Rate Loans shall, at Lender's option, upon notice by Lender to Borrowers, convert to Prime Rate Loans in the event that (i) an Event of Default or Incipient Default shall exist, (ii) this Agreement shall terminate or not be renewed, or (iii) the aggregate principal amount of the Prime Rate Loans which have previously been converted to Eurodollar Rate Loans or existing Eurodollar Rate Loans continued, as the case may be, at the beginning of an Interest Period shall, at any time during such Interest Period, with respect to any Borrower, exceed either (A) the aggregate principal amount of the Revolving Loans and Term Loans then outstanding to such Borrower, or (B) the Revolving Loans then available to such Borrower under Section 2 of this Agreement, plus the then outstanding balance of the Term Loans to such Borrower. Borrowers shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrowers) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any loss (including loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans pursuant to any of the foregoing.

                  (d) Interest shall be payable by Borrowers to Lender monthly in arrears not later than the first day of each calendar month and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. The interest rate on noncontingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs. In no event shall charges constituting interest payable by Borrowers to Lender exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto."


         12. Changes in Laws and Increased Costs of Loans. A new Section 2.12 of the Loan Agreement is hereby added immediately after Section 2.11 thereof, as follows:

                  "2.12    Changes in Laws and Increased Costs of Loans.

                  (a) Notwithstanding anything to the contrary contained herein, all Eurodollar Rate Loans shall, upon notice by Lender to Borrowers, convert to Prime Rate Loans in the event that (i) any change in applicable law or regulation (or the interpretation or administration thereof) shall either (A) make it unlawful for Lender, Reference Bank or any participant to make or maintain Eurodollar Rate Loans or to comply with the terms hereof in connection with the Eurodollar Rate Loans, or (B) shall result in the increase in the costs to Lender, Reference Bank or any participant of making or maintaining any Eurodollar Rate Loans by an amount deemed by Lender to be material, or
         (C) reduce the amounts received or receivable by Lender in respect thereof, by an amount deemed by Lender to be material or (ii) the cost to Lender, Reference Bank or any participant of making or maintaining any Eurodollar Rate Loans shall otherwise increase by an amount deemed by Lender to be material. Borrowers shall pay to Lender, upon demand by Lender (or Lender may, at its option, charge any loan account of Borrowers) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any loss (including loss of anticipated profits), cost or expense incurred by such person as a result of the foregoing, including, without limitation, any such loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain the Eurodollar Rate Loans or any portion thereof. A certificate of Lender setting forth the basis for the determination of such amount necessary to compensate Lender as aforesaid shall be delivered to Borrowers and shall be conclusive, absent manifest error.

                  (b) If any payments or prepayments in respect of the Eurodollar Rate Loans are received by Lender other than on the last day of the applicable Interest Period (whether pursuant to acceleration, upon maturity or otherwise), including any payments pursuant to the application of collections under Section 8.2(a) hereof or any other payments made with the proceeds of Collateral, Borrowers shall pay to Lender upon demand by Lender (or Lender may, at its option, charge any loan account of Borrowers) any amounts required to compensate Lender, the Reference Bank or any participant with Lender for any additional loss (including loss of anticipated profits), cost or expense incurred by such person as a result of such prepayment or payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such person to make or maintain such Eurodollar Rate Loans or any portion thereof."


         13. Additional Collateral Reporting. Section 6.18(a) of the Loan Agreement is hereby amended by adding new subsection (xiii) immediately after subsection (xii) as follows:

                  "(xiii) Weekly summary reports on the Accounts of each Borrower and Guarantor under Installment Billing Programs and other installment billing Accounts of Borrowers and Guarantors and monthly agings with detail by customer with respect to all Installment Billing Program Accounts of each Borrower and Guarantor, including, as to the foregoing, the aggregate outstanding amounts, prepayments, accruals and returns and other credits."


         14. Additional Accounts Covenants.

         (a) Subsection 6.12A(a)(iii) of the Loan Agreement is hereby amended by inserting between word "Receivables" and the period appearing in the fourth line of that Subsection the following: "or Eligible Installment Receivables".

         (b) Section 6.12A(b) of the Loan Agreement is hereby amended by inserting between the word "Receivable" and the period appearing in the fourth line of that Section the following:

                  "and at any time that Inventory sold under an Installment Billing Program is returned, reclaimed or repossessed, the related Account shall not be deemed an Eligible Installment Receivable".

         (c) Section 6.12A of the Loan Agreement is hereby amended by adding new
Section 6.12A(j) immediately following Section 6.12A(i), as follows:

                           "(j) Each Revolving Loan Borrower shall give Lender
                  written notice of its intention to commence or continue as to new sales any Installment Billing Program at least thirty (30) days prior to the commencement of each Program Quarter (whether or not the Accounts Loan Financial Test would be satisfied and whether or not such Revolving Loan Borrower intends to request Revolving Accounts Loans with respect to such Program.)"

         15. Term.

         (a) The first sentence of Section 9.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) This Agreement and the other Financing Agreements shall become effective as of the date hereof and this Agreement shall continue in full force and effect for a term ending on January 31, 2001 (the "Renewal Date"), and from year-to-year thereafter, unless sooner terminated pursuant to the terms hereof; provided, that, Lender may, at its option, extend the Renewal Date to January 31, 2002 by giving Borrowers notice on or before December 2, 2001."

         (b) The reference to "Termination Date" in the fourth line of Section 9.1(f) of the Loan Agreement is deleted and replaced with the words "Renewal Date";

         (c) Subsections 9.1(f)(i) through (iii) of the Loan Agreement are hereby deleted in their entirety and replaced with the following, effective with respect to any termination after the date hereof:

                           "one-half of one percent (1/2%) of the Maximum
                  Credit, if either (i) such termination is effective on or before January 30, 2001, or (ii) if the Renewal Date is extended by Lender as provided in Section 9.1(a) hereof, such termination is effective on or before January 30, 2002; provided, however, if this Agreement and the other Financing Agreements are terminated at Borrowers' written request and such termination shall become effective within the ninety (90) day period ending on January 31, 2001 (such period, the "Refinance Period"), and provided no Event of Default or Incipient Default exists or has occurred and is continuing as of the effective date of such termination, then Borrowers shall not be obligated to pay the early termination fee otherwise payable under this Section 9.1(f) in respect of such termination.

                           For purposes of the preceding proviso, if Lender
                  shall have exercised or exercises its option to extend the Renewal Date to January 31, 2002 as provided in Section 9.1(a) hereof, then the Refinance Period shall be the ninety (90) day period ending on January 31, 2002, in lieu of the ninety (90) day period ending on January 31, 2001."

         16.      Proposed Additional Borrowers.

         (a) Borrowers and Guarantors have preliminarily discussed with Lender a prospective corporate reorganization of certain Borrowers and, in connection therewith, Borrowers have formed the following Delaware limited liability companies (the "Proposed LLC Borrowers"): (i) Tweeds, L.L.C., (ii) The Company Store, L.L.C., (iii) Domestications, L.L.C., and (iv) Silhouettes, L.L.C. Borrowers and Guarantors represent and warrant to Lender that (a) no membership interests of the Proposed LLC Borrowers have been issued, (b) no assets or liabilities of Borrowers or Guarantors have been transferred to the Proposed LLC Borrowers, and no cash capital contributions to the Proposed LLC Borrowers have been made and (c) the proposed corporate reorganization requires the prior written consent of Lender, which consent has not been given as of the date hereof and is not being given hereby or in connection with this Amendment.

         (b) In order to expedite certain of the documentation that would be required in connection with the proposed reorganization should Lender provide its written consent thereto, and without limiting the other conditions, documents, agreements and instruments that Lender may require in connection therewith, each of Term Loan Borrowers shall have, pursuant to Sections 20(e) and 20(f) hereof, executed and delivered to Lender its Guarantee with respect to all Obligations of Proposed LLC Borrowers, to Lender, their liabilities under such Guarantees to be among the obligations, liabilities and indebtedness secured by the Mortgages as amended pursuant thereto and hereto.


         17. Amendment Fee. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender a fee for entering into this Agreement in the amount of $75,000, which fee is fully earned and payable as of the date hereof and may be charged directly to HDPI's Revolving Loan account maintained by Lender.


         18. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

         (a) As of the date hereof, Brawn, Austad, GBM and HDV have an Installment Billing Program.

         (b) This Amendment and each other agreement or instrument to be executed and delivered by each of the Borrowers and Guarantors, as the case may be, hereunder have been duly authorized, executed and delivered by all necessary action on the part of each of the Borrowers and Guarantors which is a party hereto and thereto, and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrowers and Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of each of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

         (c) Neither the execution and delivery of this Amendment or any of the agreements, documents or instruments to be delivered pursuant to this Agreement
(i) has violated or shall violate any Federal or State securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in any respect applicable to Borrowers or Guarantors, or (ii) does or shall conflict with or result in the breach of, or constitute a default in any respect under any mortgage, deed of trust, security agreement, agreement or instrument to which Borrowers or Guarantors is a party or may be bound, or
(iii) shall violate any provision of the Certificates of Incorporation or By-Laws of Borrowers or Guarantors.

         (d) No action of, or filing with, or consent of any governmental or public body or authority, other than the recording of the modification agreements with respect to the Mortgages executed and delivered to Lender pursuant to this Amendment, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment and each other agreement or instrument to be executed and delivered pursuant to this Amendment.

         (e) All of the representations and warranties set forth in the Loan Agreement, as amended hereby, and in the other Financing Agreements, are true and correct in all material respects after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

         (f) Within fifteen (15) days after the date hereof, Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender, an opinion of counsel to Borrowers and Lenders, substantially in the form of, and covering the same substantive matters in, the opinion delivered on the date hereof to Lender pursuant to Section 19(d) hereof with respect to those Borrowers and Guarantors that are incorporated in the States of New Jersey and California.

         (g) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.


         19. Conditions Precedent to the Amendment. Concurrently with the execution hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

         (a) each of Borrowers and Guarantors shall have delivered to Lender an original of this Amendment, duly authorized, executed and delivered by Borrowers and Guarantors; and

         (b) each of Borrowers and Guarantors shall have delivered to Lender, in form and substance satisfactory to Lender, the Installment Billing Agreement, duly authorized, executed and delivered by Litle and Hanover;

         (c) Lender shall have received, in form and substance satisfactory to Lender, Secretary's Certificates of Directors' Resolutions with Shareholders' Consent evidencing the adoption and subsistence of corporate resolutions approving the execution, delivery and performance by Borrowers, Guarantors of this Amendment and the agreements, documents and instruments to be delivered pursuant to this Amendment;

         (d) Lender shall have received an opinion of counsel to Borrowers and Guarantors with respect to this Amendment and the transactions and agreements and instruments contemplated by this Amendment, and such other matters as Lender shall reasonably require, in form and substance and satisfactory to Lender; and

         (e) each of Borrowers and Guarantors shall deliver, or cause to be delivered, to Lender a true and correct copy of each consent, waiver or approval with respect to this Amendment or any of the instruments or agreements executed and delivered pursuant to this Amendment, that any Borrower or Guarantor obtains from any other Person, and which such consent, approval or waiver shall be in form and substance acceptable to Lender.


         20. Conditions Precedent to Additional Term Advance. Each of the following shall be fully satisfied, as determined by Lender, as conditions precedent to Lender's obligations hereunder to make the Additional Term
Advances:

         (a) Lender shall have received an original of each of the Restated HDPI Term Note and the Restated Hanover Realty Term Note, duly executed and delivered by HDPI and Hanover Realty, respectively;

         (b) Lender shall have received an original Mortgage Modification Agreement, dated the Additional Term Advance Closing Date, in the form annexed hereto as Exhibit D, appropriately completed, between HDPI and Lender, duly executed and delivered by HDPI;

         (c) Lender shall have received an original Amendment No. 1 to Deed of Trust, Assignment and Security Agreement, dated the Additional Term Advance Closing Date, appropriately completed, between Hanover Realty and Lender, in the form of Exhibit E hereto, which shall, inter alia, increase the principal amount of Obligations secured thereby to $16,000,000, plus interest, collateral preservation costs and costs and expenses of collection, duly executed and delivered by Hanover Realty;

         (d) Lender shall have received, in form and substance satisfactory to Lender, an original Estoppel Certificate of Landlord of Fee and Leasehold Mortgage Property, dated on or about the date hereof, by Radio Hanover, Inc. in favor of Lender, duly executed and delivered by Radio Hanover, Inc.;

         (e) Lender shall have received, in form and substance satisfactory to Lender, an original Guarantee by Hanover Realty in favor of Lender with respect to all Obligations to Lender of the Proposed LLC Borrowers, duly executed and delivered by Hanover Realty;

         (f) Lender shall have received, in form and substance satisfactory to Lender, an original Guarantee by HDPI in favor of Lender with respect to all Obligations to Lender of the Proposed LLC Borrowers, duly executed and delivered by HDPI;

         (g) Lender shall have received, in form and substance satisfactory to Lender, a Lease Agreement, duly executed and delivered by and between Hanover Realty and the Revolving Loan Borrowers which occupy all or any portion of the Real Property located at the fulfillment and distribution center owned by Hanover Realty in Roanoke, Virginia;

         (h) Lender shall have received a letter, dated on or before the Additional Term Advance Closing Date, from Thorne Consultants, Inc., addressed to Lender or upon which Lender is expressly permitted to rely, with respect to the Appraisal, dated November 5, 1997, conducted by such appraiser previously delivered to Lender, certifying that (i) the improvements with respect to the facility of Hanover Realty located in Roanoke, Virginia have been completed and
(ii) the current fair market value of the Real Property owned by Hanover Realty located in

Roanoke, Virginia at least Sixteen Million Two Hundred Dollars ($16,200,000);

         (i) Lender shall have received, in form and substance satisfactory to Lender, updated endorsements to the existing title insurance policy or a new title insurance policy issued by Lawyers Title Insurance Corporation acceptable to Lender (i) insuring the priority, amount and sufficiency of the Mortgages made by HDPI and Hanover Realty, as amended, and (ii) containing any legally available endorsements, assurances or affirmative coverage requested by Lender for protection of its interests;

         (j) Lender shall have received, in form and substance satisfactory to Lender, an "as built" ALTA survey showing all of the premises with respect to the Real Property covered by the Mortgage by Hanover Realty in favor of Lender, together with improvements and final certificate of occupancy issued by appropriate governmental authority;

         (k) Borrowers and Guarantors shall have caused to be delivered to Lender updated environmental audits of the owned Real Property of HDPI and Hanover Realty conducted by an independent environmental engineering firm acceptable to Lender, and in form, scope and methodology satisfactory to Lender, addressed to Lender or upon which Lender is expressly permitted to rely, confirming to the satisfaction of Lender and its environmental consultant, which consultant shall have reviewed such updated audits and any follow-up work requested by such consultant at Borrowers' expense, that (i) Borrowers are in compliance with all material applicable Environmental Laws and (ii) the absence of any material environmental problems.

         (l) Lender shall have received reports of satisfactory UCC, tax lien and judgment lien searches against Hanover Realty and HDPI in jurisdictions where their Equipment is located;

         (m) Lender shall have received updated evidence of insurance and loss payee endorsements required pursuant to the Loan Agreement and under the other Financing Agreements, in form and substance satisfactory to Lender, including updated certificates of insurance and such loss payee endorsements naming Lender as loss payee and additional insured, as applicable;

         (n) Lender shall have received an opinion of counsel to Borrowers and Guarantors with respect to the Additional Term Advances and the transactions and agreements and instruments contemplated thereby as set forth in this Amendment, and such other matters as Lender shall reasonably require, in form and substance and satisfactory to Lender;

         (o) All of the conditions precedent set forth in Section 19 hereof shall have been fulfilled;

         (p) No Event of Default or Incipient Default shall exist or have occurred and be continuing;

         (q) Lender shall have received not less than twenty (20) days' prior written notice of Borrowers' request that the Additional Term Advances be made in accordance herewith; and

         (r) All of the other conditions precedent set forth or referred to in this Section 20 shall have been fulfilled by the proposed date for the Additional Term Advance Closing Date set forth in Borrowers' notice under
Section 20(q) hereof, which proposed date shall not be later than August 31, 1998.


         21. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.


         22. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.


         23. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York (without giving effect to principles of conflicts of law).


         24. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.


         25. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                              CONGRESS FINANCIAL CORPORATION

                                              By: /s/ Janet L. Last
                                                 ----------------------------

                                              Title: Vice President
                                                    -------------------------

                                              HANOVER DIRECT PENNSYLVANIA, INC.

                                              By:/s/ Edward J. O' Brien
                                                 ----------------------------

                                              Title: Vice President
                                                    -------------------------

                                              BRAWN OF CALIFORNIA, INC.

                                              By:/s/ Edward J. O' Brien
                                                 ----------------------------
                                              Title: Vice President
                                                    -------------------------

                                              GUMP'S BY MAIL, INC.

                                              By:/s/ Edward J. O' Brien
                                                 ----------------------------
                                              Title: Vice President
                                                    -------------------------

                                              GUMP'S CORP.

                                              By:/s/ Edward J. O' Brien
                                                 ----------------------------
                                              Title: Vice President
                                                    -------------------------

                                              THE COMPANY STORE, INC.

                                              By:/s/ Edward J. O' Brien
                                                 ----------------------------
                                              Title: Vice President
                                                    -------------------------






                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                     [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                              TWEEDS, INC.

                                              By:/s/ Edward J. O' Brien
                                                  ------------------------

                                              Title: Vice President
                                                    ---------------------

                                              LWI HOLDINGS, INC.

                                              By:/s/ Edward J. O' Brien
                                                 -------------------------

                                              Title: Vice President
                                                    ----------------------


                                              AEGIS CATALOG CORPORATION

                                              By:/s/ Edward J. O' Brien
                                                 -------------------------

                                              Title: Vice President
                                                    ----------------------


                                              HANOVER DIRECT VIRGINIA INC.

                                              By:/s/ Edward J. O' Brien
                                                 -------------------------

                                              Title: Vice President
                                                    ----------------------


                                              HANOVER REALTY, INC.

                                              By:/s/ Edward J. O' Brien
                                                 -------------------------

                                              Title: Vice President
                                                   -----------------------


                                              THE AUSTAD COMPANY

                                              By:/s/ Edward J. O' Brien
                                                --------------------------

                                              Title: Vice President
                                                   -----------------------










                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]









By their signatures below, the undersigned Guarantors acknowledge and agree to be bound by the applicable provisions of this
Amendment:

HANOVER DIRECT, INC.

By:/s/ Edward J. O' Brian
   ----------------------------

Title: Senior Vice President
      -------------------------


AEGIS RETAIL CORPORATION

By:/s/ Edward J. O' Brian
   ----------------------------

Title: Vice President
      -------------------------


AEGIS SAFETY HOLDINGS, INC.

By:/s/ Edward J. O' Brian
   ----------------------------

Title: Vice President
      -------------------------


AEGIS VENTURES, INC.

By:/s/ Edward J. O' Brian
   ----------------------------

Title: Vice President
      -------------------------


AMERICAN DOWN & TEXTILE COMPANY

By:/s/ Edward J. O' Brian
   ----------------------------

Title: Vice President
      -------------------------




                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


BRAWN WHOLESALE CORP.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------


THE COMPANY FACTORY, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------


THE COMPANY OFFICE, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------

COMPANY STORE HOLDINGS, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------

D.M. ADVERTISING, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------


GUMP'S CATALOG, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------

GUMP'S HOLDINGS, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


HANOVER CASUALS, INC.

By:/s/ Edward J. O' Brien
   ---------------------------

Title: Vice President
      ------------------------


HANOVER CATALOG HOLDINGS, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------


HANOVER FINANCE CORPORATION

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------


HANOVER LIST MANAGEMENT, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
      -------------------------


HANOVER VENTURES, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
     --------------------------


LWI RETAIL, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title: Vice President
     --------------------------


SCANDIA DOWN CORPORATION

By:/s/ Edward J. O' Brien
  -----------------------------

Title: Vice President
     --------------------------



                       [SIGNATURES CONTINUE ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


TWEEDS OF VERMONT, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title:Vice President
      -------------------------


YORK FULFILLMENT COMPANY, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title:Vice President
      -------------------------


AUSTAD HOLDINGS, INC.

By:/s/ Edward J. O' Brien
   ----------------------------

Title:Vice President
      -------------------------

                                  EXHIBIT A(1)

                              AMENDED AND RESTATED
                              TERM PROMISSORY NOTE

$_______________                                              ____________, 1998


      FOR VALUE RECEIVED, HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("Debtor"), hereby unconditionally promises to pay to the order of CONGRESS FINANCIAL CORPORATION, a California corporation ("Payee"), at the offices of Payee at 1133 Avenue of the Americas, New York, New York 10036, or at such other place as to Payee or any holder hereof may from time to time designate, the principal sum of ________ ($ W) in lawful money of to United States of America and in immediately available funds, in _______ (X) consecutive monthly installments (or earlier as hereinafter provided) on the first day of each month commencing Y 1, 1998, of which the first _______ (Z) installments shall each be in the amount of TWENTY-NINE THOUSAND ONE HUNDRED SIXTY-SEVEN DOLLARS ($29,167), and the last installment shall be in to amount of the entire unpaid balance of this Note.

      Debtor hereby further promises to pay interest to the order of Payee on the unpaid principal balance hereof at the Interest Rate (as hereinafter defined). Such interest shall be paid in like money at said office or place from the date hereof, commencing Y 1, 1998 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

      For purposes hereof, the following terms shall have the following meanings set forth below:

----------

(1) Notes for Preparation:

W = $3,500,000 minus the product of $29,167 multiplied by the number of calendar months between March 1,1998 and the first day of the month in which the Additional Term Advance Closing Date occurs

X = 120 minus number of months between March 1, 1998 and first day of the month in which the Additional Term Advance Closing Date occurs

Y = first day of the month following the month in which the Additional Term Advance Closing Date occurs

Z =   X-1

      (a) "Interest Rate" shall mean, as to Prime Rate Loans, a rate of three-quarters of one percent (.75%) per annum in excess of the Prime Rate, and as to Eurodollar Rate Loans, a rate of two and three-quarters percent (2.75%) per annum in excess of the Adjusted Eurodollar Rate; provided, that, at Payee's option, the Interest Rate shall mean a rate of two and three-quarters percent (2.75%) per annum in excess of the Prime Rate as to Prime Rate Loans and a rate of four and three-quarters percent (4.75%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans upon and after an Event of Default of termination or non-renewal of the Loan Agreement;

      (b) "Prime Rate" shall mean the rate from time to time publicly announced by CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank;

      (c) the term "Event of Default" shall mean an Event of Default as such term is defined in the Loan Agreement, and

      (d) the term "Loan Agreement" shall mean the Loan and Security Agreement, dated as of November 14, 1995, by and among Debtor, the other Borrowers (as defined therein) and Payee, as heretofore amended, and as amended by the Eleventh Amendment to Loan and Security Agreement, dated as of March ________, 1998, among Debtor, the other Borrowers, Guarantors (as defined therein) and Payee (the "Eleventh Amendment to Loan Agreement"), or as may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement.

      The Interest Rate payable hereunder as to Prime Rate Loans shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate, effective on the first day of the month after any change in the Prime Rate, based on the Prime Rate in effect on the last day of the month in which any such change occurs. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York or other applicable law.

      This Note is issued pursuant to the terms and provisions of the Eleventh Amendment to Loan Agreement to evidence the HDPI Term Loan (as such term is defined in the Eleventh Amendment to Loan Agreement). This Note is secured by the Collateral described in the Loan Agreement, including, without limitation, the real property and other property of Debtor located in Hanover, Pennsylvania, as set forth in the Open-End Fee and Leasehold Mortgage and Security Agreement dated as of November 14, 1995, made by Debtor in favor of Payee, as amended by the Mortgage Modification Agreement, dated of even date herewith, between Payee and Debtor, and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Debtor or any other Borrower maintained by Payee.

      This Note substitutes for and replaces the Term Promissory Note, dated as of November 14, 1995, by Debtor payable to the order of Payee in the original principal amount of $4,000,000 (the "Existing Term Note"), but does not extinguish or constitute payment of, the unpaid obligations, liabilities and indebtedness evidenced through or arising thereunder or in respect thereof.
This Note evidences the consolidation of the unpaid principal balance of $_______ under the Existing Term Note and the Additional HDPI Term Advance being made on the date hereof pursuant to the Eleventh Amendment to Loan Agreement. Debtor hereby acknowledges that Debtor is indebted to Payee for interest through the date hereof under the Existing Term Note and for interest accruing hereunder from and after the date hereof. Neither the amendment and restatement contained herein nor Payee's acceptance of this Note or other actions contemplated by the Loan Agreement or any of the other Financing Agreements shall, in any manner, be construed to constitute payment of, or impair, limit or extinguish the indebtedness arising under or evidenced by the Existing Term Note or constitute a novation with respect thereto and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

      If any payment of principal or interest is not made when due hereunder, or if any other Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, reasonable attorneys' fees and legal expenses.

      Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived by Debtor. Upon any

Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to Debtor.

      Payee shall not be required to resort to any Collateral for payment, but may proceed against Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

      The validity, interpretation and enforcement of this Note and the other Financing Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

      Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

      Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Payee's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Payee against Debtor for the amount of the claim and other relief requested.

      DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AGREES

AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

      The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of Debtor. Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

      This Note shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

ATTEST:
                                    HANOVER DIRECT PENNSYLVANIA, INC.
_____________________
  Secretary                         By:___________________________________

  [Corporate Seal]                  Title:________________________________

                                  EXHIBIT B(1)


                              AMENDED AND RESTATED
                              TERM PROMISSORY NOTE

$_______________                                              ____________, 1998

      FOR VALUE RECEIVED, HANOVER REALTY, INC., a Virginia corporation ("Debtor"), hereby unconditionally promises to pay to the order of CONGRESS FINANCIAL CORPORATION, a California corporation ("Payee"), at the offices of Payee at 1133 Avenue of the Americas, New York, New York 10036, or at such other place as the Payee or any holder hereof may from time to time designate, the principal sum of_____________ ($ W) in lawful money of the United States of America and in immediately available funds, in_______ (X) consecutive monthly installments (or earlier as hereinafter provided) onto first day of each month commencing Y 1, 1998, of which the first _____________ (Z) installments shall each be in the amount of SEVENTY-THREE THOUSAND THREE HUNDRED AND THIRTY-THREE DOLLARS ($73,333), and the last installment shall be in the amount of the entire unpaid balance of this Note.

      Debtor hereby further promises to pay interest to the order of Payee on the unpaid principal balance hereof at the Interest Rate (as hereinafter defined). Such interest shall be paid in like money at said office or place from the date hereof, commencing Y 1, 1998 and on the first day of each month thereafter until the indebtedness evidenced by this Note is paid in full. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand.

      For purposes hereof, the following terms shall have the following meanings set forth below:

----------

(1) Notes for Preparation:

W = $8,800,000 minus to product of $73,333 multiplied by the number of calendar months between March 1, 1998 and the first day of the month in which the Additional Term Advance Closing Date occurs

X = 120 minus number of months between March 1, 1998 and first day of the month in which the Additional Term Advance Closing Date occurs

Y = first day of the month following the month in which the Additional Term Advance Closing Date occurs

Z =   X-1

      (a) "Interest Rate" shall mean, as to Prime Rate Loans, a rate of three-quarters of one percent (.75%) per annum in excess of the Prime Rate, and as to Eurodollar Rate Loans, a rate of two and three-quarters percent (2.75%) per annum in excess of the Adjusted Eurodollar Rate; provided, that, at Payee's option, the Interest Rate shall mean a rate of two and three-quarters percent (2.75%) per annum in excess of the Prime Rate as to Prime Rate Loans and a rate of four and three-quarters percent (4.75%) per annum in excess of the Adjusted Eurodollar Rate as to Eurodollar Rate Loans upon and after an Event of Default or termination or non-renewal of the Loan Agreement;

      (b) "Prime Rate" shall mean the rate from time to time publicly announced by CoreStates Bank, N.A., or its successors, at its office in Philadelphia, Pennsylvania, as its prime rate, whether or not such announced rate is the best rate available at such bank;

      (c) the term "Event of Default" shall mean an Event of Default as such term is defined in the Loan Agreement; and

      (d) the term "Loan Agreement" shall mean the Loan and Security Agreement, dated as of November 14, 1995, by and among Debtor, the other Borrowers (as defined therein) and Payee, as heretofore amended, and as amended by the Eleventh Amendment to Loan and Security Agreement, dated as of March _____________, 1998, among Debtor, the other Borrowers, Guarantors (as defined therein) and Payee (the "Eleventh Amendment to Loan Agreement"), or as may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement.

      The Interest Rate payable hereunder as to Prime Rate Loans shall increase or decrease by an amount equal to each increase or decrease, respectively, in the Prime Rate, effective on the first day of the month after any change in the Prime Rate, based on the Prime Rate, in effect on the last day of the month in which any such change occurs. Interest shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed. In no event shall the interest charged hereunder exceed the maximum permitted under the laws of the State of New York or other applicable law.

      This Note is issued pursuant to the terms and provisions of the Eleventh Amendment to Loan Agreement to evidence the Hanover Realty Term Loan (as such term is defined in the Eleventh Amendment to Loan Agreement). This Note is secured by the Collateral described in the Loan Agreement, including without limitation, the real property and other property of Debtor located in Roanoke, Virginia, as set forth in the Deed of Trust, Assignment and Security Agreement, dated as of November 14, 1995, made by Debtor for the benefit of Payee as amended by Amendment No. 1 to Deed of Trust, Assignment and Security Agreement, dated of even date herewith, between Debtor and Payee, and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Debtor or any other party in connection therewith (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, renewed, extended, restated or replaced, being collectively referred to herein as the "Financing Agreements"), and is entitled to all of the benefits and rights thereof and of the other Financing Agreements. At the time any payment is due hereunder, at its option, Payee may charge the amount thereof to any account of Debtor or any other Borrower maintained, by Payee.

      This Note substitutes for and replaces the Term Promissory Note, dated November 14, 1995, by Debtor payable to the order of Payee in the original principal amount of $6,000,000 (the "Existing Term Note"), but does not extinguish or constitute payment of, the unpaid obligations, liabilities and indebtedness evidenced through or arising thereunder or in respect thereof. This Note evidences the consolidation of the unpaid principal balance of $_______ under the Existing Term Note and the Additional Hanover Realty Term Advance being made on the date hereof pursuant to the Eleventh Amendment to Loan Agreement. Debtor hereby acknowledges that Debtor is indebted to Payee for interest through the date hereof under the Existing Term Note and for interest accruing hereunder from and after the date hereof. Neither the amendment and restatement contained herein nor Payee's acceptance of this Note or other actions contemplated by the Loan Agreement or any of the other Financing Agreements shall, in any manner, be construed to constitute payment of, or impair, limit or extinguish the indebtedness arising under or evidenced by the Existing Term Note or constitute a novation with respect thereto and the liens and security interests securing such indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby.

      If any payment of principal or interest is not made when due hereunder, or if any other Event of Default shall occur for any reason, or if the Loan Agreement shall be terminated or not renewed for any reason whatsoever, then and in any such event, in addition to all rights and remedies of Payee under the Financing Agreements, applicable law or otherwise, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively and concurrently, Payee may, at its option, declare any or all of Debtor's obligations, liabilities and indebtedness owing to Payee under the Loan Agreement and the other Financing Agreements (the "Obligations"), including, without limitation, all amounts owing under this Note, to be due and payable, whereupon the then unpaid balance hereof, together with all interest accrued thereon, shall forthwith become due and payable, together with interest accruing thereafter at the then applicable Interest Rate stated above until the indebtedness evidenced by this Note is paid in full, plus the costs and expenses of collection hereof, including, but not limited to, reasonable attorneys' fees and legal expenses.

      Debtor (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for Payee to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security, or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Debtor is expressly hereby waived by Debtor. Upon any

Event of Default or termination or non-renewal of the Loan Agreement, Payee shall have the right, but not the obligation to setoff against this Note all money owed by Payee to Debtor.

      Payee shall not be required to resort to any Collateral for payment, but may proceed against Debtor and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

      The validity, interpretation and enforcement of this Note and the other Financing Agreements and any dispute arising in connection herewith or therewith shall be governed by the internal laws of the State of New York (without giving effect to principles of conflicts of law).

      Debtor irrevocably consents and submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and Payee in respect of this Note or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Debtor and Payee or the conduct of such persons in connection with this Note or otherwise shall be heard only in the courts described above (except that Payee shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Payee deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

      Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to it and service so made shall be deemed to be completed five (5) days after the same have been so deposited in the U.S. mails, or, at Payee's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Payee against Debtor for the amount of the claim and other relief requested.

      DEBTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS NOTE OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS BETWEEN DEBTOR AND PAYEE IN RESPECT OF THIS NOTE OR THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AGREES

AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY.

      The execution and delivery of this Note has been authorized by the Board of Directors and by any necessary vote or consent of the stockholders of Debtor. Debtor hereby authorizes Payee to complete this Note in any particulars according to the terms of the loan evidenced hereby.

      This Note shall be binding upon to successors and assigns of Debtor and inure to the benefit of Payee and its successors, endorsees and assigns. Whenever used herein, the term "Debtor" shall be deemed to include its successors and assigns and the term "Payee" shall be deemed to include its successors, endorsees and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

ATTEST:
                                    HANOVER REALTY, INC.
_____________________
  Secretary                         By:___________________________________

  [Corporate Seal]                  Title:________________________________

                                   EXHIBIT C

                Intercompany Loans Owed By Hanover Realty, Inc.

Revolving Loan                Outstanding Amount            Intercompany Loan
Borrower that made            of Intercompany               Repayment Amount
loan to Hanover               Loans
Realty, Inc.
Hanover Direct
  Virginia, Inc.              $7,469,519                    Full Amount of
                                                            Hanover Realty Term
                                                            Advance

                                   EXHIBIT D

                          MODIFICATION AGREEMENT WITH
                          RESPECT TO OPEN-END MORTGAGE

      THIS MODIFICATION AGREEMENT WITH RESPECT TO OPEN-END MORTGAGE ("Modification Agreement"), made as of the __ day of _______, 1998, between HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation ("Mortgagor"), having an office at 101 East Kindig Lane, Hanover, Pennsylvania and CONGRESS FINANCIAL CORPORATION, a California corporation ("Mortgagee"), having an office at 1133 Avenue of the Americas, New York, New York 10036.

                              W I T N E S S E T H:

      WHEREAS, Mortgagee and Mortgagor have entered into financing arrangements pursuant to which Mortgagee has made and may make loans and advances and provide other financial accommodations to Mortgagor as set forth in the Loan and Security Agreement dated as of the 14th day of November, 1995, by and between Mortgagee and Mortgagor, as amended (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"); and

      WHEREAS, in order to secure all existing and future obligations, liabilities and indebtedness of Mortgagor evidenced by or arising under the Loan Agreement, up to the aggregate principal amount outstanding at any time of SEVENTY FIVE MILLION DOLLARS ($75,000,000), plus interest, costs and expenses and other amounts as provided therein, the Mortgagor executed and delivered an Open-End Fee and Leasehold Mortgage and Security Agreement, dated as of November 14, 1995 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Mortgage"), with respect to certain property set forth on Exhibit A annexed hereto and made a part hereof (the "Mortgaged Property"), which Mortgage was recorded on November 15, 1995 in Adams County Record Book 1109 at Page 152; and

      WHEREAS, Mortgagee has agreed to certain amendments to the terms of the Loan Agreement, as set forth in the Eleventh Amendment to Loan and Security Agreement, dated as of March __, 1998, among Mortgagor and its affiliates and Mortgagee (the "Eleventh Amendment"), which Eleventh Amendment provides for, among other things, (i) an extension of the term for the financing arrangements between Mortgagee and Mortgagor and its affiliates, (ii) the making of a new term loan to Mortgagor by Mortgagee in the principal amount of $_______, and the consolidation of the existing balance of the Term Note referred to in the Mortgage with the new term loan, to be evidenced by an Amended and Restated Term Promissory Note, as referred to below, and (iii) the execution and delivery by Mortgagor of its Guarantee and Waivers in favor of Mortgagee with respect to Silhouettes, L.L.C., The Company Store, L.L.C., Domestications, L.L.C., and Tweeds, L.L.C., newly formed affiliates of Mortgagor that may hereafter become "Borrowers" under and as defined in the Loan Agreement (such Guarantee and Waivers, collectively, the "Additional Guaranties"); and

      WHEREAS, the parties hereto wish to amend the Mortgage so that it conforms to the terms of the Eleventh Amendment.

      NOW, THEREFORE, in consideration of the above premises, Mortgagor and Mortgagee hereby agree as follows (terms which are defined in the Mortgage shall have their defined meanings when used herein, unless otherwise stated):

      1. Amendment of Certain Definitions. From and after the date hereof, the following terms now contained in the Mortgage shall be amended as set forth below:

            (a) Any reference to the Loan Agreement in the Mortgage shall mean the Loan Agreement, as heretofore amended and as amended by the Eleventh Amendment and any other further amendment, modification, supplement, extension, renewal, restatement or replacement thereof.

            (b) "Term Note" shall mean the Amended and Restated Term Promissory Note, dated of even date herewith, in the original principal amount of __________________________ ($________) made by Mortgagor to the order of
Mortgagee, delivered pursuant to Section 2 of the Eleventh Amendment, and any amendment, modification, supplement, extension, renewal, restatement or replacement thereof.

            (c) "Financing Agreements" shall include the Term Note (as defined in Section 1(b) hereof) and the Additional Guaranties.

            (d) Whenever the term "Guaranty" shall appear in the Mortgage in Paragraphs 1 through 36 thereof, the same shall include the Additional Guaranties in addition to the Guaranty which is described in Subparagraph (c) on Page 5 of the Mortgage.

            (e) "Obligations" shall include those existing and future obligations, liabilities and indebtedness of Mortgagor to Mortgagee evidenced by, arising under or in connection with (i) the Term Note (as defined in Section 1(b) hereof), and (ii) the Additional Guaranties.

      2. Amendment of Conflicts Provision. Paragraph 34 of the Mortgage entitled "Conflicts" is hereby deleted and the following Paragraph is inserted in its place and stead:

      "34. Conflicts. In case of any conflict between the provisions of this Mortgage relating to Equipment and the Loan Agreement with respect to the same matter, the provisions of the Loan Agreement shall control. In all other cases of conflicts between the provisions of this Mortgage and the provisions of the Loan Agreement, the provisions of this Mortgage shall control. Consistent additional provisions shall not be considered conflicting provisions for purposes of this Paragraph."

      3. Ratification. Except as modified by this Modification Agreement, all other terms, conditions, covenants, representations and warranties contained in the Mortgage shall remain in full force and effect and are hereby ratified by the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the day and year first above written.

    ATTEST:                             "MORTGAGOR"
                                        HANOVER DIRECT PENNSYLVANIA, INC.


_____________________                   By:___________________________
                                        Name:_________________________
                                        Title:________________________


                                        "MORTGAGEE"
                                        CONGRESS FINANCIAL CORPORATION
                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________


                                        The precise residence address
                                        of Mortgagee is:
                                        1133 Avenue of the Americas
                                        New York, New York 10036

                                        _____________________________
                                        on behalf of the Mortgagee

STATE OF ____________    )
                         ) ss.:
COUNTY OF ____________   )

      And now this day of ________, 1998, before me a Notary Public, personally appeared ____________________________, who acknowledged himself to be the _________________________ of HANOVER DIRECT PENNSYLVANIA, INC., a Pennsylvania corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                                        _______________________________
                                                 Notary Public

My Commission Expires: __________


STATE OF ____________    )
                         ) ss.:
COUNTY OF ____________   )

      And now this day of ________, 1998 before me a Notary Public, personally appeared ____________________________, who acknowledged himself to be the _________________________ of CONGRESS FINANCIAL CORPORATION, a California corporation, and that he, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

                                        _______________________________
                                                 Notary Public

My Commission Expires: __________

                                   EXHIBIT E

                                                 This document is intended to be
                                                recorded in the Deed Book in the
                                              Office of the Clerk of the Circuit
                                               Court of Roanoke County, Virginia

PREPARED BY AND AFTER
RECORDING RETURN TO:


OTTERBOURG, STEINDLER, HOUSTON & ROSEN, P.C.
230 Park Avenue
New York, New York 10169
Attention: Stephen B. Weissman, Esq.

                       AMENDMENT NO. 1 TO DEED OF TRUST,
                       ASSIGNMENT AND SECURITY AGREEMENT

                              made by and between

                              HANOVER REALTY, INC.

                                 as the Grantor

                                  in favor of

                             GORDON F. RAINEY, JR.

                                   as Trustee

                               for the benefit of

                         CONGRESS FINANCIAL CORPORATION

                               as the Noteholder

RECORDING TAXES IN THE AMOUNT OF $22,279 WERE PAID IN CONNECTION WITH THE RECORDING OF A DEED OF TRUST, ASSIGNMENT AND SECURITY AGREEMENT ("DEED OF TRUST") DATED NOVEMBER 14, 1995 GIVEN BY GRANTOR (DEFINED HEREIN) TO TRUSTEE (DEFINED HEREIN) FOR THE BENEFIT OF NOTEHOLDER (DEFINED HEREIN) IN ROANOKE COUNTY IN ACCORDANCE WITH SECTIONS 58.1-803 AND 58.1-814 OF THE CODE OF VIRGINIA, 1950, AS AMENDED. THIS MODIFICATION AGREEMENT (DEFINED HEREIN) CONSTITUTES A MODIFICATION OF THE DEED OF TRUST AND AN INCREASE IN THE MAXIMUM AGGREGATE PRINCIPAL AMOUNT OF THE OBLIGATIONS (DEFINED HEREIN) AT ANY TIME SECURED BY THE DEED OF TRUST FROM $11,400,000 TO $16,000,000. RECORDING TAXES IN THE AMOUNT OF $7,360 ARE TENDERED HEREWITH IN CONNECTION WITH THE RECORDING OF THIS MODIFICATION AGREEMENT AND, PURSUANT TO SECTION 58.1-809 OF THE CODE OF VIRGINIA, 1950, AS AMENDED, NO OTHER OR FURTHER RECORDING TAXES SHALL BE DUE ON OR IN CONNECTION WITH THE RECORDING OF THIS MODIFICATION AGREEMENT.

                       AMENDMENT NO. 1 TO DEED OF TRUST,
                       ASSIGNMENT AND SECURITY AGREEMENT

      THIS AMENDMENT NO. 1 TO DEED OF TRUST, ASSIGNMENT AND SECURITY AGREEMENT ("Modification Agreement"), made as of the __ day of __________, 1998, between HANOVER REALTY, INC., a Virginia corporation ("Grantor"), having its principal place of business at 5020 Hollins Road, Roanoke, Virginia, GORDON F. RAINEY, JR., TRUSTEE, of the City of Richmond, Virginia ("Trustee"), and CONGRESS FINANCIAL CORPORATION, a California corporation ("Noteholder"), having an office at 1133 Avenue of the Americas, New York, New York 10036.

                              W I T N E S S E T H:

      WHEREAS, Noteholder and Grantor have entered into financing arrangements pursuant to which Noteholder has made and may make loans and advances and provide other financial accommodations to Grantor and its affiliates as set forth in the Loan and Security Agreement dated as of the 14th day of November, 1995, by and between Noteholder and Grantor, as amended (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"); and

      WHEREAS, in order to secure all existing and future obligations, liabilities and indebtedness of Grantor evidenced by or arising under the Loan Agreement, up to the aggregate principal amount outstanding at any time of ELEVEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($11,400,000), plus interest, costs and expenses and other amounts as provided therein, Grantor executed and delivered to Trustee for the benefit of Noteholder a Deed of Trust, Assignment and Security Agreement, dated as of November 14, 1995 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Deed of Trust"), with respect to certain property set forth on Exhibit A annexed hereto and made a part hereof, which Deed of Trust was recorded on November 15, 1995 in the Clerk's Office of the Circuit Court of Roanoke County in Book 1491 at Page 00968.

      WHEREAS, Noteholder has agreed to certain amendments to the terms of the Loan Agreement, as set forth in the Eleventh Amendment to Loan and Security Agreement, dated as of March __, 1998, among Grantor, Grantor's affiliates and Noteholder (the "Eleventh Amendment"), which Eleventh Amendment provides for, among other things, (i) an extension of the term for the financing arrangements between Noteholder and Grantor and its affiliates, (ii) the making of a new term loan to Grantor by Noteholder in the principal amount of $_________, and the consolidation of the existing balance of the Term Note referred to in the Deed of Trust with the new term loan, to be evidenced by an Amended and Restated Term Promissory Note, (iii) the execution and delivery by Grantor of its Guarantee and Waivers in favor of Noteholder with respect to Silhouettes, L.L.C., The Company Store, L.L.C., Domestications, L.L.C., and Tweeds, L.L.C., newly formed affiliates, Grantor that may hereafter become "Borrowers" under and as defined in the Loan Agreement (such Guarantee and Waivers collectively, the "Additional Guaranties"), and (iv) an increase in the maximum aggregate principal amount of the Obligations (as defined in the Deed of Trust) at any time secured by the Deed of Trust from $11,400,000 to $16,000,000; and

      WHEREAS, the parties hereto wish to amend the Deed of Trust so that it conforms to the terms of the Eleventh Amendment.

      NOW, THEREFORE, in consideration of the above premises, Grantor, Trustee and Noteholder hereby agree as follows (terms which are defined in the Deed of Trust shall have their defined meanings when used herein, unless otherwise stated):

      1. Amendment of Certain Definitions. From and after the date hereof, the following terms now contained in the Deed of Trust shall be amended as set forth below:

            (a) Any reference to the Loan Agreement in the Deed of Trust shall mean the Loan Agreement, as heretofore amended and as amended by the Eleventh Amendment and any other further amendment, modification, supplement, extension, renewal, restatement or replacement thereof.

            (b) "Term Note" shall mean the Amended and Restated Term Promissory Note, dated of even date herewith, in the original principal amount of __________________________ ________ Dollars ($_______) made by Grantor to the order of Noteholder, delivered pursuant to Section 3 of the Eleventh Amendment, and any amendment, modification, supplement, extension, renewal, restatement or replacement thereof.

            (c) "Financing Agreements" shall include the Term Note (as defined in Section 1(b) hereof) and the Additional Guaranties.

            (d) Whenever the term "Guaranty" shall appear in the Deed of Trust in Paragraphs 1 through 32 thereof, the same shall include the Additional Guaranties in addition to the Guaranty which is described in Subparagraph (c) on Page 5 of the Deed of Trust.

            (e) "Obligations" shall include, without limitation, those obligations, liabilities and indebtedness of Grantor to Noteholder evidenced by, arising under or in connection with (i) the Term Note (as defined in Section 1(b) hereof), and (ii) the Additional Guaranties.

      2. Increase in Maximum Aggregate Principal Amount of Obligations Secured by Deed of Trust. The maximum aggregate principal amount of the Obligations which may at any time be secured by the Deed of Trust is hereby increased to Sixteen Million Dollars ($16,000,000) at any time and from time to time outstanding, or howsoever evidenced.

      3. Amendment of Conflicts Provision. Paragraph 31 of the Deed of Trust entitled "Conflicts" is hereby deleted and the following Paragraph is inserted in its place and stead:

      "31. Conflicts. In case of any conflict between the provisions of this Deed of Trust relating to Equipment and the Loan Agreement with respect to the same matter, the provisions of the Loan Agreement shall control. In all other cases of conflicts between the provisions of this Deed of Trust and the provisions of the Loan Agreement, the provisions of this Deed of Trust shall control. Consistent additional provisions shall not be considered conflicting provisions for purposes of this Paragraph."

      4. Ratification. Except as modified by this Modification Agreement, all other terms, conditions, covenants, representations and warranties contained in the Deed of Trust shall remain in full force and effect and are hereby ratified by the parties hereto.

      5. Execution by Noteholder. The Noteholder joins in the execution of this Modification Agreement to evidence its knowledge and consent hereto and to instruct and authorize Trustee to execute the same.

      IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the day and year first above written.

                                        "GRANTOR"
                                        HANOVER REALTY, INC.

                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________


                                        "TRUSTEE"

                                        ______________________________
                                        Gordon. F. Rainey, Jr.

                                        "NOTEHOLDER"
                                        CONGRESS FINANCIAL CORPORATION

                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________

STATE OF ________

COUNTY OF _______, to-wit:

      The foregoing instrument was acknowledged before me this ________ day of __________, 1998 in the County of _________, by ___________, as
________________of Hanover Realty, Inc., a Virginia corporation, on behalf of the Grantor.

My Commission Expires: __________

                                             _______________________
                                                  Notary Public

(NOTARY SEAL)


STATE OF ________

COUNTY OF _______, to-wit:

      The foregoing instrument was acknowledged before me this ________ day of ____________, 1998 in the County of _________, by Gordon F. Rainey, Jr. in his stated capacity.

My Commission Expires: __________

                                             _______________________
                                                  Notary Public

(NOTARY SEAL)

STATE OF ________

COUNTY OF _______, to-wit:

      The foregoing instrument was acknowledged before me this _______ day of ______, 1998 in the County of ________, by ______________, as _________________
of Congress Financial Corporation, a California corporation, on behalf of the Noteholder.

My Commission Expires: __________

                                             _______________________
                                                  Notary Public